united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

1-877-7PWRINC

1-877-779-7462

www.powerincomefund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

W.E. DONOGHUE & CO., LLC

DEFENSIVE TACTICAL ASSET MANAGEMENT

From the Desk of:
Jeffrey R. Thompson
President & CEO
Investment Committee
W.E. Donoghue & Co., LLC

January 31, 2017

W.E. Donoghue & Co., LLC (WEDCO)

Power Income VIT Fund
Annual Letter to Shareholders

Dear Investors,

We are pleased to address our fifth annual shareholder letter.

The Power Income VIT Fund’s (The “Fund”) primary investment objective is to maximize total return from income and capital appreciation with the capital preservation as a secondary objective. The Fund seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index). During the one year period ending December 31, 2016 the Power Income VIT Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for One Year Period as of December 31, 2016

One Year
Power Income Fund Class I	6.88%
Power Income Fund Class 2	4.37%
Barclays Capital U.S. Aggregate Bond Index	2.65%
BofA Merrill Lynch U.S. High Yield Master II Index	17.49%

Source: Gemini Fund Services

The Power Income VIT Fund employs a “Tactical” approach to investing. The Fund generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system to determine the investments. The system indicates whether it is time to be invested in the high yield asset class or money markets. The purpose of switching between these two investments is an attempt to minimize losses during a downturn and maximize gains during

629 Washington Street  |  Norwood, Massachusetts 02062

p:800-642-4276  |  f: 774-290-0006  |  e: info@donoghue.com  |  w: www.donoghue.com

upturns. In addition, the “Tactical” approach can employ a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the Fund to a market neutral position. In addition, the Fund may employ leveraged loan funds or floating rate funds which have similar characteristics to the high yield asset class.

2016 Represented a Turnaround Year for High Yield Asset Class

The high yield asset class was challenged in 2015 due to depressed commodity prices, such as oil, weighing in on the sector. Defaults in areas such as energy had been elevated and there was an overall selloff in the high yield asset class largely due to the sector. As oil prices stabilized, the high yield asset class similar to equities turned the corner in the first quarter of 2016. Since then, default rates in the sector have been coming down and the oversold conditions and angst in the sector have relaxed. Clearly, this was a turnaround year for credit and high yield in particular.

“Trumponomics” Give Risk Assets 4th Quarter Lift

The futures markets looked pretty dire on the night of the election on November 8th. Wall Street was clearly at unease as the volatile President-Elect was about to be elected. However, subsequent to Trump’s victory speech, the market began to react favorably to the idea of having a pro-growth President. Trump has vowed to “Make America Great Again.” In his typical unabashed manner, he has proposed to slash taxes, repatriate corporate assets overseas, repeal or alter significantly Obamacare, reduce stifling regulations, and boost infrastructure spending. These pro-growth policies were reflected in the lift in risk assets in the 4th quarter. The change in sentiment and national direction helped pave the way for the Federal Open Market Committee (FOMC) to raise interest rates for the first time since December of 2015. They raised the Fed Funds rates up to 0.50%-0.75% in December 2016. In addition, they are currently choreographing three additional rate hikes (of course, data dependent) for 2017. The United States could ultimately be leading the global economy out of a mindset fearful of deflation to one truly of “hope and change” and to a cautiously welcomed reflationary environment.

Are We in the Midst of the Long Awaited Secular Bond Market Turning Point?

The bond market has been in a major secular bull market dating back to the early 1980’s. Interest rates have been falling, albeit not on a straight line, to unprecedented and historically low levels. For fixed income investors, this has been a tailwind as interest rates fall and bond prices appreciate. This phenomenon could be on the precipice of change. It is unclear whether we are in the midst of the long awaited secular bond market turning point or if we are simply experiencing a temporaneous uptick in rates. Clearly, the markets have been digesting the pro-growth regime change along with recent manufacturing and labor data to re-price fixed income assets. As previously mentioned, the focus has quickly shifted from concerns over deflation to concerns over inflation.

Hence, the yield curve has begun to steepen to account for a potential uptick in growth combined with a potential rise in through put costs such as labor.

This shift in sentiment can be seen in the following chart of the 2-year and 30-year treasury yield:

Source: Bloomberg Finance L.P.

Having said the aforementioned, the higher quality fixed income asset classes that are more subject to interest rate risk may be faced with a headwind moving forward. As interest rates rise, bond prices fall. The higher the quality the more potential interest rate risk. Further, the longer the maturity of the bond or duration of bond funds the more interest rate sensitive. In turn, areas that are less interest rate sensitive fared better in the 4th quarter of 2016 as can be seen in the following chart (ETFs are being used as proxies for the fixed income segments):

Source: Bloomberg Finance L.P.

Should Trump fulfill his promises and growth be reflected in the data moving forward, we could be in the midst of a major turning point and rotation from the perceived safer and less volatile higher quality fixed income assets into areas such as the credit markets and equities.

High Yield Bonds Rally Offering Less Yield Opportunity

As can be seen in the following chart reflecting yields in the high yield asset class (as measured by the BofA Merrill Lynch U.S. High Yield Master II Index), yields have come down as high yield bonds have rallied. Clearly, there is less yield than in early 2016. However, relative to other fixed income asset classes, which are in many cases offering negative yields when inflation is factored in, they remain attractive.

Source: Bloomberg Finance L.P.

Overall the performance of the Fund for the period 12/31/15 thru the end of 2016 can largely be attributed to the dividends received from the underlying high yield funds and floating rate funds, capital gains from the underlying high yield positions and interest received from the cash and cash equivalent exposure. As is evidenced in the previous tables the Power Income VIT Fund outperformed its primary benchmark of the Barclays U.S. Aggregate Bond Index but underperformed the BofA Merrill Lynch U.S. High Yield Master II Index. The largest high yield fund positions that were taken during the time period were the PIMCO High Yield Fund (PHIYX) and the BlackRock High Yield Fund (BHYIX). There were in general two different environments during the period referenced where the high yield asset class experienced some downside volatility. As previously mentioned, in such environments the Power Income VIT Fund will apply its sell discipline to each respective underlying fund and shift to a defensive position in cash or cash equivalents or utilize inverse funds in an attempt to preserve capital. The Fund is currently postured in a bullish position predominantly invested in high yield bond funds and floating rate funds.

Dividends and Distributions

In accordance with the Fund’s policy and prospectus the Power Income VIT Fund did not produce any dividends or make any distributions for the referenced period.

Market Outlook and Potential Power Income Fund Implications

W.E. Donoghue & Co., LLC primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. However, the firm does recognize the current economic environment we are in and can comment on the behavior of the high yield asset class in general. High Yield bond funds, often referred to as “Junk” bond funds, trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in recessionary times. This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the additional risk of holding lower credit quality issues. As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

BlackRock, which is one of the largest financial institutions in the world, has projected a 5 year forecast for the various asset classes in the following chart:

Risk and reward

BlackRock five-year asset return and long-term volatility assumptions, October 2016

Annualized return assumption
6%
4
2
0
-2
Global ex-U.S. large cap equity
EM equity
U.S. large cap equity
U.S. small cap equity
U.S. high yield
Hard-currency EM debt
U.S. cash
U.S. TIPS
U.S. investment grade
U.S. Treasuries
Global ex-U.S. gov. bonds
U.S. Treasuries (10+ years)
0
5
10
15
20
25%
Annualized volatility assumption

Sources: BlackRock Investment Institute and BlackRock Solutions, October 2016. Notes: This is not a recommendation to invest in any particular asset class or strategy, nor a promise of future performance. The dots show our annualized nominal return assumptions for the next five years from a U.S. dollar perspective versus our long-term annualized volatility assumptions. Indexes used are the Bloomberg Barclays U.S. Long Government, Global Treasury ex U.S., Government, U.S. Credit, U.S. Government Inflation-Linked Bond and U.S. High Yield indexes. Other indexes used are Citigroup 3-Month Treasury Bill Index, J.P. Morgan EMBI Global Diversified Index, and the MSCI USA, USA Small Cap, World ex USA and Emerging Markets indexes. It is not possible to invest directly in an index.

Bottom line, WEDCO sees the potential for a continuation of the trend in equities provided that Trump fulfills on his growth promises and the subsequent earnings growth data are supportive. It is conceivable that assets continue to flow away from bonds and provide for further multiple expansion in addition to policy driven organic growth. In light of the aforementioned backdrop, we believe the fixed income asset classes will be faced with a headwind. In turn, we believe the credit markets will be the preferred fixed income asset class and we believe high yield and particularly bank loans and floating rates will be more opportunistic. However, we also believe that future returns from high yield and bank loans will likely be more muted and coupon driven. WEDCO believes traditional asset allocation will likely be less effective as we move into an environment of rising interest rates. In turn, we emphatically believe that our solutions have the potential to provide compelling strategies for the environment we face on the horizon.

As of the time of this letter, WEDCO as previously mentioned is in a bullish position. However, we will be monitoring the markets very closely as we will likely see some additional volatility with the new polarizing President Trump. We want to thank you for your continued investment and vote of confidence in the Power Income VIT Fund.

Regards,

Investment Committee

W.E. Donoghue & Co., LLC

Adviser to the Power Income VIT Fund

The BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Master II is a measure of the broad high yield market. You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS. You cannot invest in an index.

The historical performance of the BofA Merrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

6196-NLD-2/1/2017

Power Income VIT Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmark:

		Annualized	Annualized
	One Year	Three Year	Since Inception **
Power Income VIT Fund - Class 1	6.88%	2.14%	3.26%
Power Income VIT Fund - Class 2	4.37%	0.22%	1.69%
Bloomberg Barclays Capital U.S. Aggregate Bond Index***	2.65%	3.03%	2.08%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2016 are 2.08% and 2.58% for Class 1 and Class 2 respectively. For performance information current to the most recent month-end, please call 1-877-779-7462.

**	Inception date for Class 1 and Class 2 shares is April 30, 2012.

***	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. The Index was formerly known as the Barclays Capital U.S. Aggregate Bond Index and is still commonly referred to as such. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2016

Holdings By Investment Type	% of Net Assets
Mutual Funds - Debt	76.4%
Exchange Traded Funds - Debt	20.6%
Short-Term Investments	3.3%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Power Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 20.6%
	DEBT FUNDS - 20.6%
9,905	iShares iBoxx $ High Yield Corporate Bond ETF	$857,278
2,137	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	213,401
23,480	SPDR Bloomberg Barclays High Yield Bond ETF	855,846
7,733	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	214,049
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,128,472)	2,140,574

	MUTUAL FUNDS - 76.4%
	DEBT FUNDS - 76.4%
101,600	BlackRock Funds II - Floating Rate Income Portfolio - Institutional Class	1,040,387
206,312	BlackRock High Yield Portfolio - Institutional Class	1,576,226
180,165	Columbia High Yield Bond Fund - Class Z	526,082
21,400	Hartford High Yield Fund - Class I	157,291
100,834	Invesco High Yield Fund - Class Y	419,471
69,551	Lord Abbett High Yield Fund - Class I	524,412
54,801	MainStay High Yield Corporate Bond Fund - Class I	314,556
40,629	Metropolitan West High Yield Bond Fund - Class I	385,167
60,269	Neuberger Berman High Income Bond Fund - Institutional Class	524,340
22,266	Northeast Investors Trust - Retail Class	105,541
119,185	PIMCO High Yield Fund - Institutional Class	1,050,017
60,065	RidgeWorth Seix Floating Rate High Income Fund - Institutional Class	524,970
61,073	RidgeWorth Seix High Income Fund - Institutional Class	392,696
22,295	RidgeWorth Seix High Yield Fund - Class I	185,045
30,626	SEI Institutional Managed Trust - High Yield Bond Fund - Class I	211,011
	TOTAL MUTUAL FUNDS (Cost - $7,843,398)	7,937,212

	SHORT-TERM INVESTMENTS - 3.3%
	MONEY MARKET FUNDS - 3.3%
850	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.31% *	850
1,146	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.39% *	1,146
338,562	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 0.45% *	338,562
639	AIM STIT-Government & Agency Portfolio - Institutional Class, 0.14% *	639
	TOTAL SHORT-TERM INVESTMENTS (Cost - $341,197)	341,197

	TOTAL INVESTMENTS - 100.3% (Cost - $10,313,067) (a)	$10,418,983
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(29,597)
	NET ASSETS - 100.0%	$10,389,386

SPDR - Standard & Poor’s Depositary Receipt

*	Money market fund; interest rate reflects effective yield on December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,313,067 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$106,805
Unrealized depreciation	(889)
Net unrealized appreciation	$105,916

See accompanying notes to financial statements.

Power Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS
Investment securities:
At cost	$10,313,067
At value	$10,418,983
Dividends and interest receivable	7,665
Prepaid expenses and other assets	111
TOTAL ASSETS	10,426,759

LIABILITIES
Due to custodian	1,862
Payable for Fund shares redeemed	919
Accrued audit fees payable	15,508
Distribution (12b-1) fees payable	4,393
Investment advisory fees payable	4,346
Payable to related parties	3,238
Accrued expenses and other liabilities	7,107
TOTAL LIABILITIES	37,373
NET ASSETS	$10,389,386

Composition of Net Assets:
Paid in capital	$10,473,921
Accumulated net investment income	79,309
Accumulated net realized loss from security transactions	(269,760)
Net unrealized appreciation on investments	105,916
NET ASSETS	$10,389,386

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$116
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.41	(a)

Class 2 Shares:
Net Assets	$10,389,270
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,060,797
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.79

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

See accompanying notes to financial statements.

Power Income VIT Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$359,660
Interest	12,351
TOTAL INVESTMENT INCOME	372,011

EXPENSES
Investment advisory fees	116,826
Distribution (12b-1) fees:
Class 2	58,413
Professional fees	40,060
Accounting services fees	24,299
Administrative services fees	13,682
Compliance officer fees	13,251
Trustees fees and expenses	10,450
Printing and postage expenses	7,000
Transfer agent fees	6,999
Custodian fees	5,500
Insurance expense	401
Other expenses	260
TOTAL EXPENSES	297,141
Less: Fees waived/expenses reimbursed by the Advisor	(4,439)
NET EXPENSES	292,702

NET INVESTMENT INCOME	79,309

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	230,899
Net change in unrealized appreciation on investments	213,044
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	443,943

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$523,252

 See accompanying notes to financial statements.

Power Income VIT Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
FROM OPERATIONS
Net investment income (loss)	$79,309	$(37,073)
Net realized gain (loss) from security transactions	230,899	(249,305)
Distributions of realized gains from underlying investment companies	—	35,725
Net change in unrealized appreciation (depreciation) on investments	213,044	(107,128)
Net increase (decrease) in net assets resulting from operations	523,252	(357,781)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class 1	—	(3)
Class 2	—	(340,235)
Net decrease in net assets from distributions to shareholders	—	(340,238)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	1,674,218	5,641,050
Net asset value of shares issued in reinvestment of distributions:
Class 1	—	3
Class 2	—	340,235
Payments for shares redeemed:
Class 2	(5,542,167)	(7,947,409)
Net decrease in net assets from shares of beneficial interest	(3,867,949)	(1,966,121)

TOTAL DECREASE IN NET ASSETS	(3,344,697)	(2,664,140)

NET ASSETS
Beginning of Year	13,734,083	16,398,223
End of Year *	$10,389,386	$13,734,083
*Includes undistributed net investment income of:	$79,309	$—

SHARE ACTIVITY
Class 1:
Shares Reinvested	—	— (a)
Net increase in shares of beneficial interest outstanding	—	— (a)

Class 2:
Shares Sold	174,151	575,412
Shares Reinvested	—	36,195
Shares Redeemed	(577,337)	(810,537)
Net decrease in shares of beneficial interest outstanding	(403,186)	(198,930)

(a)	Less than 1 share.

See accompanying notes to financial statements.

Power Income VIT Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class 1
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012 (1)
Net asset value, beginning of period	$9.74	$10.10	$10.58	$10.31	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.18	0.39	0.47	0.10
Net realized and unrealized gain (loss) on investments	0.60	(0.26)	(0.32)	0.11	0.21
Total from investment operations	0.67	(0.08)	0.07	0.58	0.31
Less distributions from:
Net investment income	—	(0.28)	(0.39)	(0.20)	—
Net realized gains	—	—	(0.16)	(0.11)	—
Total distributions	—	(0.28)	(0.55)	(0.31)	—
Net asset value, end of period	$10.41	$9.74	$10.10	$10.58	$10.31
Total return (3)	6.88%	(0.83)%	0.63%	5.74%	3.10	% (4)
Net assets, at end of period	$116	$109	$110	$109	$103
Ratio of gross expenses to average net assets before waiver (5)	2.04%	1.76%	1.75%	1.52%	1.68	% (6)
Ratio of net expenses to average net assets after waiver (5)	2.00%	1.76%	1.75%	1.52%	1.68	% (6)
Ratio of net investment income to average net assets (5,7)	0.66%	0.24%	1.48%	3.30%	1.42	% (6)
Portfolio Turnover Rate	365%	459%	314%	340%	274	% (4)

(1)	The Power Income VIT Fund’s Class 1 shares commenced operations April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income VIT Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class 2
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012 (1)
Net asset value, beginning of period	$9.38	$9.86	$10.49	$10.27	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.07	(0.03)	0.21	0.29	0.13
Net realized and unrealized gain (loss) on investments	0.34	(0.22)	(0.32)	0.17	0.14
Total from investment operations	0.41	(0.25)	(0.11)	0.46	0.27
Less distributions from:
Net investment income	—	(0.23)	(0.36)	(0.13)	—
Net realized gains	—	—	(0.16)	(0.11)	—
Total distributions	—	(0.23)	(0.52)	(0.24)	—
Net asset value, end of period	$9.79	$9.38	$9.86	$10.49	$10.27
Total return (3)	4.37%	(2.51)%	(1.08)%	4.60%	2.70	% (4)
Net assets, at end of period (000s)	$10,389	$13,734	$16,398	$20,859	$29,930
Ratio of gross expenses to average net assets before waiver (5)	2.54%	2.26%	2.25%	2.02%	2.18	% (6)
Ratio of net expenses to average net assets after waiver (5)	2.50%	2.26%	2.25%	2.02%	2.18	% (6)
Ratio of net investment income (loss)to average net assets (5,7)	0.68%	(0.26)%	1.98%	2.80%	1.92	% (6)
Portfolio Turnover Rate	365%	459%	314%	340%	274	% (4)

(1)	The Power Income VIT Fund’s Class 2 shares commenced operations April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	ORGANIZATION

The Power Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is to seek total return from income and capital appreciation with capital preservation as a secondary objective. The Fund commenced operations on April 30, 2012.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i)  securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,140,574	$—	$—	$2,140,574
Mutual Funds	7,937,212	—	—	7,937,212
Short-Term Investments	341,197	—	—	341,197
Total	$10,418,983	$—	$—	$10,418,983

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into and out of Level 1 and 2 during the period. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open 2013 – 2015 tax years, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $31,335,767 and $23,978,032, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., LLC. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of the daily operations of the Fund and the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2016, the Advisor earned advisory fees of $116,826.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended December 31, 2016, the Advisor waived fees in the amount of $4,439 which is subject to recapture until December 31, 2019.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the year ended December 31, 2016, the Fund incurred distribution fees under the Plan of $58,413 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares. During the year ended December 31, 2016, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Power Income VIT Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

There were no distributions paid for the year ended December 31, 2016.

The tax character of all distributions paid for the fiscal year ended December 31, 2015 was ordinary income, in an amount totaling $340,238.

As of December 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation	Deficit
$79,309	$—	$—	$(269,760)	$—	$105,916	$(84,535)

At December 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$269,760	$—	$269,760

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, Nationwide Life Insurance Co. held approximately 73.3% of the voting securities for the benefit of others.

7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of Power Income VIT Fund

We have audited the accompanying statement of assets and liabilities of Power Income VIT Fund, a series of shares of beneficial interest in Northern Lights Variable Trust (the “Fund”), including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Power Income VIT Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period April 30, 2012 through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 14, 2017

Power Income VIT Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as annuity costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/2016	12/31/2016	7/1/2016 – 12/31/2016
Class 1	2.00%	$1,000.00	$1,027.70	$10.19
Class 2	2.50%	$1,000.00	$1,016.60	$12.67

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/2016	12/31/2016	7/1/2016 – 12/31/2016
Class 1	2.00%	$1,000.00	$1,015.08	$10.13
Class 2	2.50%	$1,000.00	$1,012.57	$12.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2016

PROXY VOTING

At a Special Meeting of Shareholders of the Fund, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Thursday, September 8, 2016, Fund shareholders of record as of the close of business on September 28, 2016 voted on the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
1,236,099	66,109

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

Power Income VIT Fund – Adviser: W.E. Donoghue & Co., LLC*

In connection with the regular meeting held on May 17 & 18, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Variable (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between W.E. Donoghue & Co., LLC. (“WEDCO” or “W.E. Donoghue”) and the Trust, with respect to Power Income VIT Fund (“Power VIT” or the “Fund”). The Trustees considered this approval in relation to a planned change in control the current adviser (W.E. Donoghue & Co., Inc., which will change from a corporation to a limited liability company as part of the change in control (the “WEDCO transaction”)). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that W.E. Donoghue was founded in 1986 with current assets under management of approximately $1.6 billion, and specializes in the management of tactical investment strategies for individuals, corporations, institutions, trusts, employee benefit plans and retirement plans. They reviewed the background information of key investment personnel who are responsible for servicing the Fund, taking into consideration the investment team’s experience and longevity in the financial services industry. They discussed the adviser’s investment process noting that it consists of performing research and analysis of technical indicators and applying them to the Fund’s strategy to determine when to be invested or when to mitigate risk shifting within the investment portfolio to cash, cash equivalents, or use hedging strategies. The Trustees considered that although not all strategy risks can be eliminated, the adviser has demonstrated that it has strong risk management experience from its years in managing these strategies, and has demonstrated an ongoing commitment to utilizing hedging techniques for risk mitigation and capital preservation. With respect to broker-dealer selection, the Trustees considered that the adviser reviews qualitative factors and competitive pricing structure, and performs periodic best execution reviews of its own internal selection process as well as that of any third-parties engaged to select brokers for ETF execution. They noted the adviser reported no material compliance or litigation issues since the last advisory agreement renewals. The Board noted that the adviser has an experienced investment team with a long, stable history of operations and the WEDCO transaction is not expected to change the portfolio management team except for the departure of Mr. Donoghue. The Trustees considered that the adviser exhibits solid compliance and a culture of risk management with a focus on capital preservation. The Board concluded that following the change in control the adviser should continue to provide quality service to the Fund and shareholders.

Performance.

Power VIT. The Trustees noted that the Fund has shown strong performance over the last three years and noted improvement in the strategy’s returns. The Trustees considered that in implementing the strategy, the adviser has shown an ability to reduce downside exposure during a downward trending high yield market, while generating alpha. The Trustees concluded that the adviser should be retained for the benefit of shareholders.

Fees & Expenses.

Power VIT. The Trustees noted the adviser charges an advisory fee of 1.00%. While it is higher than the peer group average of 0.63% and the Morningstar High Yield Bond category average of 0.59%, they noted that the advisory fee is within the range of fees charged by Morningstar category funds which range from 0.05% to 1.84%. The Trustees also considered that the peer group, while well formed, consists of funds that are in some material respects dissimilar to that of the Fund which may drive the relatively higher advisory fee.

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

After further discussion, the Trustees concluded that, given the services provided by the adviser as discussed at the Meeting including innovative, proprietary processes used to analyze markets, including the ability to go 100% to cash, the Fund’s advisory fees are not unreasonable.

Profitability. The Trustees reviewed the profitability analyses for the Fund provided by the adviser, and considered whether the profits realized represented a fair entrepreneurial profit with respect to the services provided to the Fund. The Trustees agreed that the profits, as a percentage of fees paid, were reasonable in each case. The Trustees concluded that the level of profit on the Fund was not excessive.

Economies of Scale. The Trustees considered whether the adviser had realized economies of scale in the management of the Fund. The Trustees acknowledged that the adviser has also indicated a willingness to consider breakpoints as the Fund’s assets realize significant growth. After discussion, it was the consensus of the Trustees that based on the current asset sizes, although economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund size materially increases.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the Power VIT and the fund’s shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014) and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	4	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Schroder Global Series Trust (2012- February 2017); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015) and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	4	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	4	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); CLA Strategic Allocation Fund (2014-2015) and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011);
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	4	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012) and Northern Lights Fund Trust (since 2007)

12/31/16-NLVT-v3

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	4	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013) and Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2016, the Trust was comprised of [20] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and to Funds managed by the Advisor that are series of Northern Lights Fund Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

12/31/16-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462.

INVESTMENT ADVISOR

W.E. Donoghue & Co., LLC.

629 Washington Street

Norwood, MA 02062

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr. Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2014 - $13,700

FYE 2015 - $13,500

FYE 2016 - $14,000

(b)	Audit-Related Fees

FYE 2014 - None

FYE 2015 - None

FYE 2016 - None

(c)	Tax Fees

FYE 2014 - $2,000

FYE 2015 - $2,000

FYE 2016 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2014 - None

FYE 2015 - None

FYE 2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,000

2015 - $2,000

2016 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/8/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/8/17